BAR HARBOR BANKSHARES
                                    82 MAIN STREET
                               BAR HARBOR, MAINE 04609



                                                  August 29, 1995


          Dear Stockholder:

          The 1995 Annual Meeting of Bar Harbor Bankshares will be held at 11:00 a.m. on Tuesday, October 3, 1995 in the Atlantic Oakes Conference Center located next to the Canadian National Ferry terminal on Route 3 in Bar Harbor, Maine. The Directors and Officers join me in inviting you to attend the meeting and the reception which will follow.

          Enclosed are the Clerk's official Notice of Annual Meeting, a Proxy Statement and the Form of Proxy. Please sign the Form of Proxy and return it in the envelope provided so that your shares will be voted at the Annual Meeting if you are unable to attend. Please also complete the reception postcard and mail it separately from the Form of Proxy if you will be attending the reception.

          We look forward to seeing you on October 3rd. Please join us for the reception even if you are unable to attend the business meeting.

                                       Very truly yours,

                                       Sheldon F. Goldthwait, Jr.\s\

                                       Sheldon F. Goldthwait, Jr.
                                       President

          SFG
          Enclosure

                  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                 Each  stockholder  is  urged  to fill in,
                 date  and sign the enclosed form of proxy
                 a n d   mail  it  in  the  self-addressed
                 envelope  provided.    If  you attend the
                 meeting,  you  may,  if  you wish, revoke
                 your   proxy  and  vote  your  shares  in
                 person.
                                 BAR HARBOR BANKSHARES



                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD OCTOBER 3, 1995





              Notice is hereby given that the Annual Meeting of the Stockholders of Bar Harbor Bankshares will be held at the Atlantic Oakes Conference Center on Route 3, Bar Harbor, Maine on October 3, 1995 at 11:00 a.m. to consider and act upon the following proposals:

              1. To set the number of directors for the ensuing year at 17.

              2. To elect four persons to serve as directors for a term of three years.

              3. To elect one person to serve as a director for a term of one year.

              4. To ratify the Board of Directors' selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company and of the Bank.

              5. To transact such other business as may properly come before the meeting or any adjournment thereof.

              Stockholders of record as of the close of business on August 16, 1995 will be entitled to a notice of and to vote at the meeting.



                                       By Order of the Board of Directors

                                                 Marsha C. Sawyer \s\


                                        Marsha C. Sawyer, Clerk






                                 BAR HARBOR BANKSHARES
                                     82 MAIN STREET
                                BAR HARBOR, MAINE 04609

                             ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD TUESDAY, OCTOBER 3, 1995

                                    PROXY STATEMENT

                This Proxy Statement is furnished to the stockholders of Bar H a r b or Bankshares (the Company) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the Meeting). The Meeting will be held on Tuesday, October 3, 1995 at 11:00 a.m. at the Atlantic Oakes Conference Center, Route 3, Bar Harbor, Maine. The official Notice of the Annual Meeting of Stockholders accompanies this Statement. A Form of Proxy for use at the Meeting and a return envelope for the proxy are enclosed.
           A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if attending the Meeting, by notifying the Clerk or by giving
           notice  at  the  Meeting.   This Proxy Statement and the enclosed
           Form of Proxy will be mailed to the stockholders of the Company on or about August 29, 1995.

                Proxies are being solicited by the Board of Directors (the Board) of the Company principally through the mail. The Board of Directors and Management of the Company may also solicit proxies personally or by telephone. The entire expense of solicitation, including costs of preparing, assembling and mailing the proxy material will be borne by the Company. These expenses are not expected to exceed the amount normally expended for an annual meeting at which directors will be elected.


                    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                As of August 16, 1995, the Company had outstanding 1,713,605 shares of its common stock (the Common Stock), par value $2 per share, each of which is entitled to one vote upon each matter presented at the Meeting. Only stockholders of record at the close of business on August 16, 1995 are entitled to vote at the Meeting. The presence at the Meeting, either in person or by proxy, of the holders of one-third of the shares of Common Stock will constitute a quorum. Assuming a quorum is present, action may be taken on any matter considered by the holders of a majority of the shares present and voting. Abstentions and shares otherwise not voting will not be deemed present and voting. Stockholders who are present will have an opportunity to vote on each matter brought before the meeting.








                     As of August 16, 1995, to the knowledge of the Company, no person was the beneficial owner of 5% or more of the Company's common stock.

                The following table lists, as of August 16, 1995, the number of shares of Common Stock and the percentage of the Common Stock represented thereby, beneficially owned by each director and by all principal officers and directors of the Company as a group.

                Director or Nominee      Amount and Nature of   Percent
                                         Beneficial             of
                                         Ownership [1]          Class
            Robert H. Avery                 Direct          24,435  1.71%
                                            Indirect         4,725

            Frederick F. Brown              Direct          11,230    *
                                            Indirect           360

            Thomas A. Colwell               Direct           2,475    *

            Bernard K. Cough                Direct          61,630  4.71%
                                            Indirect        19,070

            Peter Dodge                     Direct           1,630    *
                                            Indirect           300

            Lawrence L. Dorr                Direct           7,650    *
                                            Indirect           600

            Dwight L. Eaton                 Direct           3,830    *

            Ruth S. Foster                  Direct           1,500    *

            Robert L. Gilfillan             Direct          26,050  2.30%
                                            Indirect        13,315

            Sheldon F. Goldthwait, Jr.      Direct           8,160    *
                                            Indirect         1,590

            James MacLeod                   Direct          18,000  1.19%
                                            Indirect         2,300

            John P. McCurdy                 Direct           3,250    *
                                            Indirect            50









            Jarvis W. Newman                Direct         10,450      *
                                            Indirect        3,300

            Robert M. Phillips              Direct            500      *
                                            Indirect           25

            John P. Reeves                  Direct          6,940      *
                                            Indirect        5,585

            Abner L. Sargent                Direct          1,500
                                            Indirect        2,000

            Lynda Z. Tyson                  Direct            525      *
                                            Indirect           75
            Total ownership of all
            directors and executive
            officers of Company as a
            group (19 persons)...                          245,265   14.31%

            * less than 1%

           [1] For purposes of the foregoing table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security, or if he or she had the right to acquire beneficial ownership of the security within 60 days. Beneficial ownership does not include, in the case of each director, 48,680 shares (2.84%) of the Common Stock held by two trusts which, for purposes of voting, are allocated equally among the directors of the Bank under the terms of the respective trust instruments. No director has any other beneficial interest in such shares. Ownership figures for directors and nominees include directors' qualifying shares owned by each person named.

                Management is not aware of any arrangement which could, at a subsequent date, result in a change in control of the Company.

                Directors, Officers and owners of 10% or more of the Common Stock of the Company are required to file periodic reports with the Securities and Exchange Commission with respect to their beneficial ownership of the Common Stock. Based upon a review of appropriate forms furnished to and retained by the Company, the Company is not aware of any officer, director or owner of 10% or more of the Common Stock who has failed to file any such report.










                                MANAGEMENT OF THE COMPANY
           Directors

                Management recommends that the number of directors for the coming year be set at 17. The Bylaws of the Company provide for not fewer than 9 not more than 27 directors with directors serving "staggered terms" of three years. The Board of Directors has nominated for re-election four incumbent directors whose terms expire in 1995, Robert H. Avery, Frederick F. Brown, Sheldon F. Goldthwait, Jr., and Robert M. Phillips have been nominated for re-election to three year terms. Lawrence L. Dorr has been nominated for re-election for a term of one year. Each of these persons has consented to be named as a nominee and to serve if elected.

                The following table sets forth the names, occupations, ages and terms of service of all directors.

              Term expires                                           Year
              in 1995:          Principal Occupation      Age as     First
                                Now and for               of         Elected
                  Name          Past 5 Years              08/16/95   Director
             Robert H.       R e t I r e d;    formerly     67       1984
             Avery           President     and    Chief
                             Executive  Officer  of the
                             Company and the Bank
             Frederick F.    Proprietor and owner of F.     69       1984
             Brown           T. Brown Company (hardware
                             stores),  Bar  Harbor  and
                             Mt. Desert, Maine

             Lawrence L.     R e t I r e d;    formerly     74       1984
             Dorr            Administrator   of   Ocean
                             View  Nursing Home, Lubec,
                             Maine

             Sheldon  F.     President    and    Chief      57       1988
             Goldthwait,     Executive  Officer  of the
             Jr.             Company and the Bank since
                             January    1,    1995.
                             Formerly  Executive  Vice
                             President of   the   Company
                             and the Bank since December,
                             1989.

             Robert M.       Vice  President  and Chief     53       1993
             Phillips        Operating    Officer    of
                             Jasper   Wyman   and   Son
                             (blueberry     processors)
                             Milbridge, Maine

              Term expires                                           Year
              in 1996:        Principal Occupation      Age as       First
                              Now and for               of           Elected
                  Name        Past 5 Years              08/16/95     Director
             Peter  Dodge    President  and  Insurance      51       1987
                             Agent    with   Merle   B.
                             Grindle  Agency (Insurance
                             and   real  estate),  Blue
                             Hill, Maine
             Dwight L.       Senior  Vice President and     60       1988
             Eaton           Trust Officer of the Bank;
                             V i ce  President  of  the
                             Company since 1987
             Ruth S. Foster  Former  State  Senator and     66       1986
                             owner   of  Ruth  Foster's
                             ( r e t a il    clothing),
                             Ellsworth, Maine
             Jarvis W.       S e l f -employed    yacht     60       1984
             Newman          broker;  formerly owner of
                             Jarvis  Newman, Inc. (boat
                             builders)    and    Newman
                             Marine   (yacht  brokers),
                             Southwest Harbor, Maine
             John P. Reeves  R e t i r e d;    formerly     61       1984
                             President     and    Chief
                             Executive  Officer  of the
                             Company and the Bank
             Abner L.        V i ce    President    and     70       1984
             Sargent         Treasurer    of    Sargent
                             Mobile   Homes,  and  real
                             estate  broker, Ellsworth,
                             Maine
             Lynda  Z. Tyson Chief  Operating  Officer      40       1993
                             and  Marketing Director of
                             T y s on    &    Partners,
                             Marketing  Consultants Bar
                             Harbor,  Maine.   Formerly
                             Chief Executive Officer of
                             B a r  Harbor  Chamber  of
                             Commerce








              Term expires                                          Year
              in 1997:          Principal Occupation    Age as      First
                                Now and for             of          Elected
                  Name          Past 5 Years            08/16/95    Director
              Thomas A.       President    of    Colwell     51       1991
              Colwell         Bros.,   Inc.   (lobsters)
                              Stonington, Maine

             Bernard  K.     Treasurer   of   Atlantic      68       1985
             Cough           Oakes,    Inc.,   Atlantic
                             Eyrie  and  several  other
                             resort motels, Bar Harbor,
                             Maine

             Robert  L.      Owner  and  President  of      68       1984
             Gilfillan       W e st  End  Drug  Company
                             (retail   pharmacy),   Bar
                             Harbor, Maine

             James S.        Retired;   formerly   Vice     71       1984
             MacLeod         President  of the Bank and
                             the Company

             John  P.        Retired;  formerly  owner      64       1984
             McCurdy         and  operator  of  McCurdy
                             F i sh    Company    (fish
                             processor), Lubec, Maine

                Nominees for election to the Board are selected by the full Board. The Company does not have a nominating committee. The Board will consider nominees recommended by stockholders if submitted in writing to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, Maine 04609, not less than three months in advance of the date of the Annual Meeting.

                The Board of Directors of the Company held seven meetings in 1994. The Bylaws of the Company provide for quarterly meetings. Each director, with the exception of Messrs. Avery, Phillips and Sargent, attended at least 75% of the total number of meetings held by the Board of Directors in 1994.

                       The Board of Directors of the Bank met monthly during 1994. Each director, with the exception of Messrs. Avery and Sargent, attended at least 75% of the total number of Bank directors' meetings and committee meetings of which he or she was a member.









           Executive Officers

                Each executive officer of the Company is identified in the following table which also sets forth the respective office, age and period served in that office of each person listed.

                                                                      Year
                                 Principal Occupation      Age as     First
                                 Now and for               of         Elected
             Name                Past 5 Years              08/16/95   OFFICER
             R o bert    L.  Chairman  of  the  Board of     68       1984
             Gilfillan       the  Bank  and  the Company
                             since February 1994.


             Sheldon F.      P r esident    and    Chief     57       1984
             Goldthwait,     Executive  Officer  of  the
             Jr.             Company  and the Bank since
                             January 1, 1995. Formerly
                             Executive Vice   President
                             of   the Company and the Bank
                             since   December, 1989.

            D w ight    L.   Senior  Vice  President and     60       1987
             Eaton           Trust Officer of Bank; Vice
                             President  of  the  Company
                             since  1987;  formerly Vice
                             President and Trust Officer
                             of the Bank

             Virginia M.     T r easurer    and    Chief     45       1990
             Vendrell        Financial   Officer   since
                             December,   1992;  formerly
                             Treasurer of the Bank since
                             D e c ember,    1989    and
                             Treasurer  of  the  Company
                             since     October,    1990;
                             previously  Controller  and
                             Assistant  Treasurer of the
                             Bank.
             M a rsha    C.  Clerk  of the Company since     42       1986
             Sawyer          July  1986;  Clerk and Vice
                             President of the Bank since
                             1986;   formerly  Assistant
                             Vice President of the Bank.

                 The Bylaws of the Company provide that the executive officers be elected annually by the Board of Directors and that the President, Chairman of the Board, Treasurer and Clerk shall serve at the pleasure of the Board and until their successors
           have been chosen and qualified.   All other officers serve at the
           pleasure of the Chief Executive Officer.
           Committees

                The Bylaws of the Company provide that after each Annual Meeting of Directors, the Board designates from among its number an Executive Committee which has the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The present Executive Committee includes Messrs. Avery, Brown, Gilfillan, Goldthwait, Newman, and Reeves. The Executive Committee met once in 1994.

                The Bylaws provide that the Board may elect or appoint such other committees as it may deem necessary or convenient to the operations of the Company. The Company itself has no other committees although the Bank Board has appointed an Audit Committee as well as a Compensation Committee.

                   The Audit Committee has responsibility for overseeing the auditing program. The current members of the Audit Committee are Messrs. Colwell, Dorr, Phillips, Dodge, Gilfillan, and Sargent. The Audit Committee met four times during 1994.

                   The Compensation Committee has responsibility for setting c o m pensation for all Bank employees, including executive officers. The current members of the Compensation Committee are Messrs. Avery, Gilfillan, McCurdy, Dodge, Goldthwait, and Reeves. The Compensation Committee met three times during 1994.


           Family Relationships and Other Arrangements

                There are no family relationships among any director, executive officer, or person nominated by the Company to become a director or executive officer. There are also no arrangements
           o r understandings between any nominee, director, executive officer, or associate of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. No person or entity listed above as the employer of an officer or director, other than the Bank, is an affiliate of the Company.




                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                The following table sets forth all annual compensation received during each of the Company's last three fiscal years by John P. Reeves, Sheldon F. Goldthwait, Jr. and Dwight L. Eaton who are the only executive officers for whom compensation exceeded $100,000 in any year. Mr. Reeves retired as Chief Executive Officer of both the Bank and the Company on December 31, 1994. Compensation for all officers is paid by the Bank.
[CAPTION]

 NAME AND
 PRINCIPAL                SALARY   INCENTIVE   OTHER ANNUAL
 POSITION         YEAR       ($)       (S)     COMPENSATION

 John P. Reeves   1992    121,500   8,348                  0
 Retired          1993    127,500  14,385                  0
 President and    1994    135,000  17,629                  0
 Chief Executive
 Officer

 Sheldon F.       1992    N/A      N/A                   N/A
 Goldthwait, Jr.  1993    N/A      N/A                   N/A
 Executive Vice   1994     92,000  12,084                  0
 President
 Dwight L. Eaton  1992    N/A      N/A                   N/A
 Senior Vice      1993    N/A      N/A                   N/A
 President and    1994             12,084                  0
 Trust Officer            $92,000

                                            LTIP   ALL OTHER
                          RESTRI-  OPTIONS  PAY-   COMPEN-
 LONG TERM                CTED     SARs     OUTS   SATION
 COMPENSATION     YEAR    STOCK     (#)      ($)      ($)
                          AWARDS(
                          $)

 John P. Reeves   1992          0        0      0     $ 1,887
                  1993          0        0      0       3,152
                  1994          0        0      0       4,984

 Sheldon F.       1992        N/A     N/A     N/A         N/A
 Goldthwait, Jr.  1993        N/A     N/A     N/A         N/A
                  1994          0        0      0       2,384
 Dwight L. Eaton  1992        N/A      N/A    N/A         N/A
                  1993        N/A      N/A    N/A         N/A
                  1994          0     0         0       2,937





Compensation Committee

       The Bank Board has appointed a six member Compensation C o mmittee which includes both directors and a member of management. The Compensation Committee meets in the fall of each year and makes compensation recommendations for the ensuing year to the Board of Directors.

     The recommendations of the Committee are then considered and voted upon by the Full Board. During 1994, Mr. Reeves and Mr. Goldthwait were members of the Compensation
Committee and also directors. They abstained from participating in discussion, recommendations, or voting regarding their own compensation. Mr.Avery, who serves on the Compensation Committee, is a former President of the Company and the Board.

             Report of the Compensation Committee on
                    Executive Compensation

       T h e   Board  of  Directors  of  the  Bank  has  no
 formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Messrs. Reeves, Goldthwait, and Eaton during the last fiscal year, the Board of Directors considered, among
 other  factors,  years  of service and salary surveys   of
 executive   officers   at   comparable   financial
 institutions   in  Maine  and  New  England.    In  reaching
 its determination as to compensation of Messrs. Reeves, Goldthwait, and Eaton, the Board of Directors did not use any objective measure of the Bank's performance but considered, in general, the performance of the Bank in relationship to that of other similarly situated banks in Maine.

        The  foregoing report to stockholders regarding
 compensation of  the  Chief  Executive  Officer  has  been
 submitted  by  the Compensation   Committee,  including
 Messrs.  Gilfillan,  Avery, Dodge, McCurdy, Goldthwait and
 Reeves.











           COMPENSATION OF DIRECTORS

                Each  of  the  directors of the Company is a
 director of the Bank and as such receives a fee of $250 for each meeting of the Bank attended. Directors receive $500 for attendance at the Annual Meeting of the Bank. The Chairman of the Board receives an annual retainer of $3,000 in addition to meeting fees. Meetings of the Board of Directors of the Bank are held monthly. No directors' fees are paid to directors of the Company as such.

           Those directors of the Bank who are also officers do not receive directors' fees.










                         BENEFIT PLANS

  The  Bank  offers  a  401(k)  plan to all employees who have completed  one  year  of service and who have attained the
 age of 21.    Employees  may  elect  to  defer  from  1% to
 15% of their salaries subject to a maximum amount determined by a formula annually, which amount was $9,240 in 1994. In 1994, the bank matched employee contributions to the 401(k) plan to the extent of 25% of the first 6% of salary for a total of contribution by the bank of $42,590. On December 31, 1994, the Company contributed to each participating employee an additional 3% of the employees salary, which represented a non-contributing plan replacing the Bank's contribution to the former defined benefit plan. The 1995 bank match and contribution were voted at the same level as 1994. Contributions by the bank are determined annually by the vote of the Board of Directors.

   In 1994 and 1993, the Bank provided a restricted stock purchase plan through which each employee having one year of service may purchase up to 20 shares of Bar Harbor Bankshares stock at the current fair market price as of a date determined by the Board of Directors.

   The  Bank  provides  certain of its officers with
 individual memberships   in  local  civic  organizations  and
 clubs.    The aggregate  value of these benefits with respect
 to any individual officer were well below the $5,000 threshold during the Bank's last fiscal year.

   The Bank has entered into agreements with Messrs. Avery, Reeves, Goldthwait, and Eaton whereby those individuals or their beneficiaries will receive upon death or retirement an annual supplemental pension benefit over a period of 10 years in the amount of $15,000 (in the case of Messrs. Avery and Reeves) and in the amount of $10,000 (in the case
 of Messrs. Goldthwait and Eaton).    This plan is unfunded
 and benefits will be paid out of Bank  earnings.    As of
 January 1, 1987, Mr. Avery began drawing his annual installment of $15,000 pursuant to this deferred
 compensation  arrangement.    Mr.  Reeves began drawing
 his annual installment of $5,300.04 (reduced for early retirement) beginning January 1, 1995.

   In   1993,   the   Company   established   a
 non-qualified s u p plemental  retirement  plan  for  certain
 officers.    The agreements  provide  supplemental
 retirement benefits payable in installments over twenty years upon retirement or death to compensate for benefits lost as a result of termination of the D e fined
 Benefit  Plan.    The  Company  recognizes  the  costs
 associated  with  the  agreements  over  the service lives of

 the participating  officers.    Accordingly, the Company has
 recognized cost relative to the supplemental plan of $181,415 and $368,898 for 1993 and 1994, respectively. The agreements are with Messrs. Reeves, Eaton, Goldthwait, and MacDonald in the amounts of $49,020, $22,600, $37,400 and $7,700, respectively. Mr. Reeves began drawing his annual installment of $49,020 beginning January 1, 1995.

  Officers  of the Bank are entitled to participate in certain
 group  insurance  benefits.   In accordance with Bank policy,
 all such benefits are available generally to employees of the Bank.



        TRANSACTIONS  WITH  DIRECTORS,  OFFICERS  AND
 PRINCIPAL STOCKHOLDERS

  The Bank retains the firm of Tyson & Partners to assist with its marketing program. Lynda Z. Tyson, who serves as a director of the Company, serves as that firm's Chief
 Operations Officer as well as Director of Marketing.

  The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with other directors, officers, principal stockholders, and
 their associates.   All such transactions have been and will
 be made on substantially the same terms, including interest rates and collateral, as those prevailing at
 the  time  for comparable transactions  with  others.    No
 such transactions have involved more than normal risk of collectability or presented other unfavorable features, and no loans outstanding to directors, officers, principal stockholders, or their associates in an amount in excess of $60,000 are non-accruing or past due or are otherwise considered to be potential problem loans.



















                                   PERFORMANCE GRAPH


  Federal regulations require that a graph be included in this proxy statement providing a comparison of total shareholder return on the common stock of the Company with
 that of comparable issuers.    The  following graph
 illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its common
 stock for each of the last five years.   For purposes  of
 comparison, the graph also illustrates comparable shareholder return of NASDAQ banks as a group as measured by the NASDAQ Banks Stock Index and of Union Bankshares, which is, in the opinion of management, the only other bank holding company w i t h respect to which a meaningful comparison of total shareholder return can
 be  made.    The  graph  assumes a $100 investment  on
 December 31, 1989 in the common stock of each of the Company, Union Bankshares and the NASDAQ banks as a group and measures the amount by which the market value of each, ssuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1989.

  Neither the common stock of the company nor that of Union Bankshares is actively traded on any market and, therefore, no market index is available for the purpose of determining the market price of such common stock as of any particular date. The following graph is based upon a good faith determination of approximate market value for each year indicated based on information obtained from Union Bankshares, in the case of its common stock, and from anecdotal information available to the Company as to the value at which its common stock has traded in isolated transactions from time to time. Therefore, although the graph represents a good faith estimate of shareholder return as reflected by market value, the valuations utilized are, of necessity, estimates and may not accurately reflect the actual value at which common stock has traded in particular transactions as of any of the dates indicated.







((          (The  following  information  is presented in a
The following information is presented in a line graph in the paper proxy.

 BANK           1990     1991     1992    1993     1994

 Bar Harbor Banking
   and Trust
    Company    $102.69  $105.62  $112.28 $132.55  $149.47

 Union Trust
     Company  $102.50  $105.06  $107.69 $141.79  $150.02

 NASDAQ Banks $ 73.23  $120.16  $174.91  $199.45  $199.87

































 SELECTION OF AUDITORS

  Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The Board recommends that its selection of Berry, Dunn, McNeil & Parker be ratified. If the Board selection is not ratified, the Board will take action to appoint a different auditor for the Company and for the Bank. It is not anticipated that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting to respond to appropriate questions or to make a statement.


                                     OTHER MATTERS

   Management knows of no other matters to be presented for action at the Meeting. If any other matters properly come before the Meeting, the shares represented by the proxies will be voted with respect thereto in accordance with the judgment of the person(s) voting the proxies.

           FINANCIAL STATEMENTS

  U P O N WRITTEN REQUEST, THE COMPANY WILL FURNISH ANY STOCKHOLDER WITH A COPY OF THE ANNUAL REPORT BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE LAST FISCAL YEAR. IN ACCORDANCE WITH FEDERAL DEPOSIT INSURANCE CORPORATION REGULATIONS, UPON WRITTEN REQUEST, STOCKHOLDERS MAY
 ALSO OBTAIN THE BANK'S MOST RECENT ANNUAL DISCLOSURE STATEMENT WHICH CONTAINS FINANCIAL INFORMATION COVERING THE LAST TWO YEARS.

  Any request for a copy of either the Form 10-K or the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on August 16, 1995, which is the record date for this proxy solicitation. Requests should be addressed to: Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, Maine.

  Financial   statements  of  the  Company  contained  in  the
 Company's  annual report to stockholders for the fiscal year
 1994 are not to be considered a part of this soliciting material.

                      STOCKHOLDER PROPOSALS
 Stockholders may submit proposals for consideration at the 1996 Annual Meeting, which is presently scheduled for
 October 1, 1996.    In order to be included in the Company's
 Proxy Statement and Form of Proxy relating to that meeting, such proposals must be received by the Company no later than May 2, 1996, which is 120 days in advance of the proposed mailing date of the 1996 proxy materials.
 Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor, Maine 04609.

           Bar Harbor, Maine

                By Order of the Board of Directors

                                        Marsha C. Sawyer \s\

                                      Marsha C. Sawyer, Clerk





































 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

 BAR HARBOR BANKSHARES
 82 Main Street
 Bar Harbor, Maine 04609

 The undersigned hereby appoints John P. McCurdy, Peter Dodge, and Ruth S. Foster as Proxies, each with power to appoint a substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on August 16, 1995, at the Annual Meeting of Stockholders to be held on October 3, 1995 or at any adjournment thereof.

                 (To be Signed on Reverse Side)

   X    Please mark your votes as in this example.
                                              For  Against
 Abstain
 1.   To set the number of Directors at 17    ____
                                                       ____
      ____

 2.   Election of Directors                        Nominees:
                                              Three Year Term:
      ____  FOR the nominee listed at right   Robert H. Avery
                                              Frederick F.
Brown
      ____ WITHHOLD AUTHORITY to vote    Sheldon F. Goldthwait,
Jr.
           For nominee listed at right        Robert M.
Phillips

      ____ For all nominees excepted as       One Year Term:
           indicated:                         Lawrence L. Dorr

      ________________________________________

 3.   To ratify the Board of Director s selection  For
 Against   Abstain
      of Berry Dunn, McNeil & Parker as independent
      auditors of the Company and the Bank for the
      ensuing year.                                ____
 ____    _____

 4. To transact such other business as may properly come before the meeting or any adjournment thereof.


 This proxy, when properly executed, will be voted on behalf of the undersigned stockholder in the manner directed herein. If no direction is given, this proxy will be voted in favor of Items 1 and 3, for the nominees listed in item 2 and in the discretion of management with respect to any other matters which may come before the Meeting.

 PLEASE  MARK,  SIGN,  DATE AND RETURN THE PROXY CARD PROMPTLY
 USING THE ENCLOSED ENVELOPE.

 SIGNATURE: _____________________ DATE:______________________

 SIGNATURE: _____________________ DATE:______________________

NOTE: Please sign exactly as name appears above. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee, or guardian or in any representative capacity, please give full title.
